Exhibit 10.06

FOURTH AMENDMENT TO PURCHASE CONTRACT

FOURTH AMENDMENT, dated as of September 23, 2010 (this “Amendment”), to the PURCHASE CONTRACT dated as of February 12, 1996, as amended on February 11, 1999, July 12, 2007 and August 17, 2010 (the “Purchase Contract”), between THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (the “Trustee”), a limited purpose national banking association with trust powers, in its capacity as successor trustee of the Rio Grande Resources Trust II, (the “Trust”) (said Trustee being the successor to JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, National Association, successor by change of name to Texas Commerce Bank National Association, as trustee of the Rio Grande Resources Trust II), and EL PASO ELECTRIC COMPANY, a Texas corporation (“El Paso”).

RECITALS

WHEREAS, El Paso and the Trustee desire to enter into the Credit Agreement (as defined herein).

WHEREAS, as a result of the foregoing, El Paso and the Trustee now desire to amend the Purchase Contract as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Definitions.  Capitalized terms used but not defined herein shall have the meanings assigned to them in Schedule A to the Purchase Contract. The following definitions in Schedule A to the Purchase Contract are hereby amended and restated to read in their entirety:

Credit Agreement.  The Credit Agreement dated as of September 23, 2010 among El Paso, the Trustee, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as issuing bank and as administrative agent, and Union Bank, N.A., as syndication agent, as said Credit Agreement may from time to time be supplemented, amended, amended and restated, waived, modified or refinanced from time to time.

Credit Bank.  JPMorgan Chase Bank, N.A., in its capacity as issuing bank and as administrative agent under the Credit Agreement, and its successors and assigns under the Credit Agreement and any other bank performing similar functions under any credit agreement that refinances the Credit Agreement previously in effect.

Loan Documents.  The “Loan Documents” as such term is defined in the Credit Agreement.

SECTION 2.    Amendment to Section 24(g)(i) of the Purchase Contract.  Section 24(g)(i) of the Purchase Contract is hereby amended and restated to read in its entirety:

(i)    as set forth in the opinions of counsel for El Paso (A) dated the Closing Date (as defined in the Credit Agreement) and referred to in Section 4.02(a) of the Credit Agreement and (B) dated August 17, 2010 and referred to in Section 4.4 of the Senior Note Purchase Agreement; and

SECTION 3.    Conditions to Effectiveness.  This Amendment shall become effective as of the date first written above upon its execution by both parties hereto.

SECTION 4.    Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Purchase Contract, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Purchase Contract specifically referred to herein.

SECTION 5.    Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6.    APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

SECTION 7.    Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely in its capacity as Trustee of the Rio Grande Resources Trust II,

By:	/s/ Rafael Martinez
Name: Rafael Martinez
Title: Senior Associate

EL PASO ELECTRIC COMPANY

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title: Vice President, Treasurer and Chief Risk Officer

STATE OF         TEXAS)

COUNTY OF EL PASO)

BEFORE ME, the undersigned authority, on this day personally appeared Steven P. Busser, a VP, Treas & CRO of El Paso Electric Company, a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

Given under my hand and seal of office, this 22nd day of September 2010.

[SEAL]

/s/ JJ Jimenez
Notary Public – State of Texas

My Commission Expires:	July 3, 2014

STATE OF        TEXAS)

COUNTY OF HARRIS)

BEFORE ME, the undersigned authority, on this day personally appeared Rafael Martinez, a Senior Associate of The Bank of New York Mellon Trust Company, N. A., a banking corporation organized under the federal laws of the United States of America, acting in its capacity as Trustee of the Rio Grande Resources Trust II, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

Given under my hand and seal of office, this 22nd day of September 2010.

[SEAL]

/s/ Gloria I. Azucena
Notary Public – State of Texas

My Commission Expires:	July 19, 2014

AMENDMENT TO ASSIGNMENT AGREEMENT

AMENDMENT AGREEMENT, dated as of September 23, 2010 (the “Amendment”), to the ASSIGNMENT AGREEMENT dated as of February 12, 1996, (the “Assignment Agreement”), between THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (the “Trustee”), a limited purpose national banking association with trust powers, in its capacity as successor trustee of the Rio Grande Resources Trust II (the “Trust”), (said Trustee being the successor to JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, National Association, successor by change of name to Texas Commerce Bank, National Association, as trustee of the Rio Grande Resources Trust II), and EL PASO ELECTRIC COMPANY, a Texas corporation (“El Paso”).

RECITALS

WHEREAS, El Paso and the Trustee desire to enter into a Credit Agreement dated as of the date hereof among El Paso, the Trustee, the lenders party thereto, JPMorgan Chase Bank, N.A., as issuing bank and as administrative agent, and Union Bank, N.A. as syndication agent (the “Credit Agreement”)

WHEREAS, El Paso and the Trustee will, simultaneously with the effectiveness of this Amendment, enter into the Credit Agreement.

WHEREAS, as a result of the foregoing, El Paso and the Trustee now desire to amend the Assignment Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment To Section 13 of the Assignment Agreement.  Section 13 of the Assignment Agreement is hereby amended and restated to read in its entirety:

(a)    Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, the Credit Bank (as defined in the Purchase Contract) may exercise any and all of its rights and enforce any and all of its remedies under the Credit Agreement and the other Loan Documents (as defined in the Purchase Contract), at law, in equity, or otherwise.

(b)    Upon the occurrence and during the continuance of an Event of Default under the Senior Note Documents, the Required Holders (as defined in the Senior Note Documents) may exercise any and all of their rights and enforce any and all of their remedies under the Senior Notes, at law, in equity, or otherwise.

SECTION 2.  Conditions to Effectiveness.  This Amendment shall become effective as of the date first written above upon its execution by both parties hereto.

SECTION 3.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Assignment Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Assignment Agreement specifically referred to herein.

SECTION 4.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA.

SECTION 5.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in counterparts (each of which will be deemed to be an original hereof) as of the date first above written.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely in its capacity as Trustee of Rio Grande Resources Trust II,

By:	/s/ Rafael Martinez
Name: Rafael Martinez
Title: Senior Associate

EL PASO ELECTRIC COMPANY

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title: Vice President, Treasurer and Chief Risk Officer

SUPPLEMENTAL INSTRUCTIONS

PURSUANT TO

TRUST AGREEMENT

DATED AS OF SEPTEMBER 23, 2010

No. 2

These Supplemental Instructions are given pursuant to the Trust Agreement dated as of February 12, 1996 between El Paso Electric Company, as the Trustor, and The Bank of New York Mellon Trust Company, N.A., a national banking association with trust powers, in its capacity as successor trustee of the Rio Grande Resources Trust II, as the Trustee, (said Trustee being the successor by merger to JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank, successor to The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, National Association, successor by change of name to Texas Commerce Bank National Association, as trustee of the Rio Grande Resources Trust II) (as amended by the Supplemental Instructions Pursuant to Trust Agreement dated as of August 17, 2010 and as otherwise amended, restated, supplemented or modified from time to time, the “Trust Agreement”).

WHEREAS, the Trust Agreement contemplates the delivery by the Trustor to and acceptance by the Trustee of Supplemental Instructions with respect to the execution and delivery of agreements, acceptance of assignments of agreements or rights, acquisition of properties and entering into certain transactions, in accordance with lawful requests of the Trustor; and

WHEREAS, the Trustor now desires to give Supplemental Instructions to the Trustee as herein set forth;

NOW, THEREFORE, the Trustor hereby gives, and the Trustee by its signature hereto hereby accepts, the following Supplemental Instructions:

Section 1.        Definitions. For the purpose of these Supplemental Instructions, subject to the immediately succeeding sentence, the capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Schedule A to the Trust Agreement. The following definitions in said Schedule A are hereby amended and restated to read in their entirety:

Credit Agreement. The Credit Agreement dated as of September 23, 2010 among El Paso, the Trustee, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as issuing bank and as administrative agent, and Union Bank, N.A., as syndication agent, as said Credit Agreement may from time to time be supplemented, amended, amended and restated, waived, modified or refinanced from time to time.

Credit Bank. JPMorgan Chase Bank, N.A., in its capacity as issuing bank and as administrative agent under the Credit Agreement, and its successors and assigns under the Credit Agreement and any other bank performing similar functions under any credit agreement that refinances the Credit Agreement previously in effect.

Loan Documents. The “Loan Documents” as such term is defined in the Credit Agreement.

Section 2.        Authorization and Direction to Accept and/or Execute Documents or Rights. In accordance with Section 2(d) and (e) of the Trust Agreement, Trustor hereby authorizes and directs:

a.        the Trustee to accept, execute and deliver the Credit Agreement and each other Loan Document and any modifications thereof or supplements thereto and to perform all of the obligations and duties and to exercise all the rights of the Trustee thereunder;

b.        the Trustee to execute and deliver any promissory notes and certificates pursuant to and in accordance with the Credit Agreement and to perform all of the obligations and duties and to exercise all the rights of the Trustee thereunder;

Section 3.        Use of Proceeds. Notwithstanding anything to the contrary contained in Section 5(b) of the Trust Agreement, Trustor hereby authorizes and directs the Trustee to apply and distribute the proceeds received by the Trustee pursuant to the Credit Agreement on the Closing Date (as defined in the Credit Agreement) to the payment of the obligations then due and payable under the Existing Credit Agreement (as defined in the Credit Agreement) and to the prepayment of the amounts advanced to or borrowed by the Trustee pursuant to the Existing Credit Agreement.

Section 4.        Amendment to the Trust Agreement. The Trustee hereby confirms by its execution hereof the following amendment to the Trust Agreement:

Section 10.2(a) of the Trust Agreement is hereby amended and restated to read in its entirety:

(a)        If Trustor shall by notice in writing to the Trustee revoke and terminate the Trust, on and as of the date stated in such notice, then on the date specified in such notice the Trust created and provided for hereby shall cease and terminate, provided, that no such termination shall be effective unless and until the payment in full of all the obligations of the Trustee (i) under the Credit Agreement, including without limitation (A) the principal and accrued interest on all Loans (as defined in the Credit Agreement) to the Trustee thereunder, (B) all reimbursement obligations of the Trustee under any Letter of Credit (as defined in the Credit Agreement) issued pursuant thereto, (C) the L/C Exposure (as defined in the Credit Agreement) has been reduced to zero (or cash collateral equal to the L/C Exposure has been deposited with the Credit Bank), (D) all fees (including without limitation any accrued commitment fees, agent fees, participation fees, and issuing bank fees) and (E) all out-of-pocket expenses incurred by the Credit Bank or any other lender or agent under the Credit Agreement, including without limitation the reasonable fees, disbursements and charges of legal counsel and (ii) under the Senior Note Documents, including without limitation (A) the principal and accrued interest on the Senior Notes, (B) all fees and (C) any expenses for which the Trustee is responsible for payment pursuant to the terms of the Senior Note Documents, provided further, that El Paso and the Trustee agree and acknowledge that effective upon and after the Trust Termination Date (as defined in the Credit Agreement), the Trustee shall not be entitled to request any Borrowing (as defined in the Credit Agreement) or issuance of any Letter of Credit (as defined in the Credit Agreement); or

Section 5.        Amendment of Purchase Contract.    The Trustee hereby acknowledges the amendment to the Purchase Contract executed concurrently with the delivery of these Supplemental Instructions (the “Purchase Contract Amendment”) and confirms that all references to the Purchase Contract herein and in the Trust Agreement shall be to the Purchase Contract, so amended.

Section 6.        Confirmation of Trust. The Trustee hereby confirms by its execution hereof that the declaration of trust embodied in Section 3 of the Trust Agreement shall apply fully to all rights, estates properties, assets, payments or proceeds received or obtained by the Trustee pursuant to these Supplemental Instructions.

Section 7.        Other Provisions. Except as herein expressly provided, all of the terms and provisions of the Trust Agreement shall as nearly as may be practicable apply to all rights and obligations obtained or incurred, respectively, by the Trustee pursuant to these Supplemental Instructions.

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IN WITNESS WHEREOF, the Trustor and the Trustee have executed these Supplemental Instructions and amended the Trust Agreement as so provided herein the day and year below written.

Dated: September 23, 2010

EL PASO ELECTRIC COMPANY

By:	/s/ Steven P. Busser
Name: Steven P. Busser
Title: Vice President, Treasurer and Chief Risk Officer

ACCEPTED:	“Trustor”

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Rafael Martinez
Name: Rafael Martinez
Title: Senior Associate

“Trustee”